Exhibit 21

to the

Electronic Data Systems Corporation

Form 10-K

For the fiscal year ended December 31, 2002

Subsidiaries of EDS as of December 31, 2002

Name of Entity	Legal Jurisdiction

3301942 Media Accounting Services Limited	England
502300 New Brunswick Inc.	Canada
A. T. Kearney-CoNext Australia Pty Ltd	Australia
A.T. Kearney (Bermuda), Ltd.	Bermuda
A.T. Kearney (Hong Kong) Limited	Hong Kong
A.T. Kearney (International) AG	Switzerland
A.T. Kearney (Portugal) Consultadoria de Gestao Lda	Portugal
A.T. Kearney (Proprietary) Limited	South Africa
A.T. Kearney (S.A.S.)	France
A.T. Kearney (Shanghai) Management Consulting Co. Ltd.	China
A.T. Kearney (Thailand) Limited	Bangkok, Thailand
A.T. Kearney-Applications & Technology S.P.A.	Italy
A.T. Kearney A/S	Denmark
A.T. Kearney AB	Sweden
A.T. Kearney AG	Switzerland
A.T. Kearney Argentina S.A.	Argentina
A.T. Kearney AS	Norway
A.T. Kearney Australia Pty Ltd	Australia
A.T. Kearney B.V.	The Netherlands
A.T. Kearney Co., Ltd	Taiwan
A.T. Kearney de Venezuela, C.A.	Venezuela
A.T. Kearney Ges.m.b.H	Austria
A.T. Kearney GmbH	Germany
A.T. Kearney India Private Limited	India
A.T. Kearney International AS	Norway
A.T. Kearney International, Inc.	USA
A.T. Kearney K.K.	Japan
A.T. Kearney Kft.	Hungary

Name of Entity	Legal Jurisdiction

A.T. Kearney Limited	England
A.T. Kearney Ltd.	Canada
A.T. Kearney Ltda.	Brazil
A.T. Kearney Monoprosopi Epe	Greece
A.T. Kearney New Zealand Limited	New Zealand
A.T. Kearney NV	Belgium
A.T. Kearney Oy	Finland
A.T. Kearney Procurement Solutions, Inc.	USA
A.T. Kearney Pte. Ltd.	Singapore
A.T. Kearney S.p.A.	Italy
A.T. Kearney Sp. z.o.o.	Poland
A.T. Kearney Yönetim Danismanlik A.S.	Turkey
A.T. Kearney, Inc.	USA
A.T. Kearney, S.A.	Spain
A.T. Kearney, S.A. de C.V.	Mexico
ABS Application Systems (Pty) Ltd.	South Africa
ABS Computer Sales (Pty) Ltd.	South Africa
ABS Computer Services (Pty) Ltd.	South Africa
ABS Computers (Pty) Ltd.	South Africa
ABS Information Technology (Pty) Ltd.	South Africa
Agora s.r.l.	Italy
Ar@ncia S.r.l.	Italy
Atraxis Africa (Pty) Limited	South Africa
Aurum Technology Inc.	USA
Citymax Egypt SAE	Egypt
Citymax Integrated Information Systems Ltd.	England
Citymax RA Limited	England
Clarion Training Limited	England

Name of Entity	Legal Jurisdiction

Computer Marketing Ltd.	England
C_sar—Consulting, solutions and results AG	Germany
Databank Systems Limited	New Zealand
Database Tecnologie S.p.A.	Italy
DVOIT Limited	England
e-Gent GmbH	Germany
E.D.S. Canada Leasing Ltd.	Canada
E.D.S. de Mexico, Sociedad Anonima de Capital Variable	Mexico
E.D.S. International Corporation	USA
E.D.S. International Limited	England
E.D.S. Spectrum Corporation	USA
E.D.S. World Corporation (Far East)	USA
E.D.S. World Corporation (Netherlands)	USA
eBreviate B.V.	The Netherlands
eBreviate Gesellschaft mit beschränker Haftung	Germany
eBreviate GmbH	Switzerland
eBreviate S.L.	Spain
eBreviate SARL	France
eBreviate UK Limited	England
Edley S.A.	Uruguay
EDS (Australia) Pty Limited	Australia
EDS (Australia) Superannuation Fund Pty Ltd	Australia
EDS (Business Process Administration) Pty Limited	Australia
EDS (China) Co., Ltd.	China
EDS (Electronic Data Systems) France S.A.S.	France
EDS (Electronic Data Systems) Limited	England
EDS (Europe) S.A.	Switzerland
EDS (Korea) Ltd.	Korea

Name of Entity	Legal Jurisdiction

EDS (New Zealand) Limited	New Zealand
EDS (New Zealand) Pensions Limited	New Zealand
EDS (Operations) Pty Limited	Australia
EDS (Queensland) Pty Ltd	Australia
EDS (Schweiz) AG	Switzerland
EDS (Services) Pty Ltd.	Australia
EDS 1994 Trustee Limited	England
EDS Africa Limited	South Africa
EDS Answare S.A.	France
EDS Asia Pacific Services Corporation	USA
EDS Canada Inc.	Canada
EDS Consulting GmbH	Germany
EDS Credit Services Limited	England
EDS Customer Care Services (Deutschland) GmbH	Germany
EDS Danmark A/S	Denmark
EDS Defence Limited	England
EDS Defense N.V.	Belgium
EDS Desenvoluimento de Productos Ltda.	Brazil
EDS Deutschland GmbH	Germany
EDS Digital Economy Fund LP (fka EDS/ATK Alliance Fund 2000 LP)	USA
EDS Digital Ventures, Inc. (fka EDS/A.T. Kearney Ventures, Inc.)	USA
EDS Electronic Data Sistemleri Ticaret Limited Sirketi	Turkey
EDS Electronic Data System Luxembourg S.A.	Luxembourg
EDS Electronic Data Systems (Hong Kong) Limited	Hong Kong
EDS Electronic Data Systems (Philippines), Inc.	Philippines
EDS Electronic Data Systems (Thailand) Co., Ltd.	Thailand
EDS Electronic Data Systems Berlin GmbH	Germany

Name of Entity	Legal Jurisdiction

EDS Electronic Data Systems del Peru S.A.	Peru
EDS Electronic Data Systems Italia S.p.A.	Italy
EDS Electronic Data Systems Italia Software S.p.A.	Italy
EDS Electronic Datasystems Hungary Limited	Hungary
EDS Enterprise Solutions Africa (Pty) Limited	South Africa
EDS Europe	England
EDS Finance Partnership (Canada) L.P.	Canada
EDS Finance plc	England
EDS Financial Services Company (Ireland) Limited	Ireland
EDS Finland Oy Ab	Finland
EDS Försvars Services AB	Sweden
EDS Gesellschaft für Online-Dienste mbH	Germany
EDS Global Services, Inc.	USA
EDS Gulf States, WLL	Bahrain, State of
EDS Holding GmbH	Germany
EDS Information Business GmbH	Switzerland
EDS Information Services L.L.C.	USA
EDS Informatique S.A.	Switzerland
EDS Ingevision S.A.	France
EDS Insurance Vermont, Inc.	USA
EDS International (Greece) SA	Greece
EDS International (Singapore) Pte. Limited	Singapore
EDS Investment Fund, Inc.	USA
EDS Japan LLC	USA
EDS Mid-Market Solutions GmbH (fka BOG Koblenz)	Germany
EDS MSC (Malaysia) Sdn Bhd	Malaysia
EDS Namibia (Proprietary) Limited	Namibia
EDS Nominees Limited (formerly EDS (GB32))	England

Name of Entity	Legal Jurisdiction

EDS Norge AS	Norway
EDS PLM Solutions AG	Switzerland
EDS Poland Sp. z.o.o.	Poland
EDS Properties Corporation	USA
EDS Pubblica Amministrazione S.p.A.	Italy
EDS Resource Management Corporation	USA
EDS Schweinfurt GmbH	Germany
EDS Secretarial Services Limited (formerly SD Secure)	England
EDS South Africa (Pty) Ltd	South Africa
EDS Sweden AB	Sweden
EDS Systematics Beteiligungs GmbH	Germany
EDS Technologies Corporation	USA
EDS Technologies Operations L.L.C.	USA
EDS Technologies Services L.P.	USA
EDS Trustee Limited	England
EDS UK Limited	England
EDS Vanco (Pty) Ltd.	South Africa
EDS Vermögensverwaltungs GmbH & Co. KG	Germany
EDS Verwaltungs GmbH	Germany
EDS World Services Corporation	USA
EDS Zimbabwe (Pvt) Limited	Zimbabwe
EDS, s.r.o.	Czech Republic
EDS-Electronic Data Systems (India) Private Limited	India
EDS-Electronic Data Systems do Brasil Ltda	Brazil
EDS-Electronic Data Systems Processamento de Dados Informaticos, Lda.	Portugal
EDS-Padcom Clinical Research Beteiligungs GmbH	Germany
EDS/A.T. Kearney Employee Ventures LP	USA

Name of Entity	Legal Jurisdiction

EDSCICON (Malaysia) Sdn. Bhd.	Malaysia
Effe Sistemi S.p.A.	Italy
Eisis Limited	England
Electronic Data Systems (EDS Austria) GmbH	Austria
Electronic Data Systems (EDS Ecuador) CIA, LTDA	Ecuador
Electronic Data Systems (EDS) de Argentina S.A.	Argentina
Electronic Data Systems (EDS) de Costa Rica S.A.	Costa Rica
Electronic Data Systems (EDS) de Guatemala S.A.	Guatemala
Electronic Data Systems (EDS) de Nicaragua y Cia Ltda.	Nicaragua
Electronic Data Systems (EDS) Dominicana, S.A.	Dominican Republic
Electronic Data Systems (EDS) International B.V.	The Netherlands
Electronic Data Systems (EDS) Israel, Ltd.	Israel
Electronic Data Systems (EDS) of Panama Corp.	Panama
Electronic Data Systems (Egypt) SAE	Egypt
Electronic Data Systems (Ireland) Limited	Ireland
Electronic Data Systems Belgium N.V.	Belgium
Electronic Data Systems Chile, S.A.	Chile, Republic of
Electronic Data Systems Colombia, S.A.	Colombia
Electronic Data Systems de El Salvador, Limitada de Capital Variable	El Salvador
Electronic Data Systems de Venezuela “EDS” C.A.	Venezuela
Electronic Data Systems España S.A.	Spain
Electronic Data Systems IT Services (M) Sdn. Bhd.	Malaysia
Electronic Data Systems Limited	England
Electronic Data Systems Taiwan Corporation	Taiwan, Republic of China
Engineering Animation FSC, Inc.	Barbados
Engineering Animation Italy S.r.l.	Italy
Engineering Animation UK, Ltd.	England and Wales

Name of Entity	Legal Jurisdiction

GCS Limited	New Zealand
GeoVision Systems Limited	England
Habberstad Consulting AS	Norway
Habberstad Partners AB	Sweden
High Tech Services Insurance, Ltd.	Bermuda
Industrie Software-Systementwicklungs GmbH & Co. KG (ISSE KG)	Germany
Information Systems Solutions (Pty) Ltd.	South Africa
Inso France Development S.A.	France
Insurance Software Solutions Corp. (dba SOLCORP)	Canada
Integradora de Servicios S.A. de C.V. (ISSA)	Mexico
Istiservice S.p.A.	Italy
Japan Systems Company Limited	Japan
JS Engineering	Japan
Kearney Interactive SAS	France
Keisai Asociados, C.A.	Venezuela
Keisai Panama, S.A.	Panama
La Francaise De Maintenance SCS (“LFM”)	France
Legacy Receivables LLC	USA
M&DY Corporation (Pty) Ltd.	South Africa
Management Computer Equipment S.A.	Belgium
Memorex Systemhaus GmbH	Germany
Memorex Telex Assistance SARL	France
Memorex Telex Consulting S.A.	Belgium
Memorex Telex France S.A.	France
Memorex Telex Ireland Limited	Ireland
Memorex Telex Nederland B.V.	The Netherlands
Memorex Telex S.A.	Spain

Name of Entity	Legal Jurisdiction

Memorex Telex UK Limited	England
Memorex Telex Unirepair B.V.	The Netherlands
MIQ Consultants BV	The Netherlands
MSH International Service AG	Germany
National Heritage Insurance Company	USA
Neodata Services Limited	Ireland
Nippon EDS Company, Ltd.	Japan
NK Joho Engineering	Japan
Nova EDS-Petro, Electronic Data Systems de Portugal, Proessamento de Dados Informaticos, Lda.	Portugal
Oel Systems (Pty) Ltd.	South Africa
OOO “Unigraphics Solutions”	Russia
P.T. Electronic Data Systems Indonesia	Indonesia
Padcom Clinical Research GmbH	Germany
Planning Consultancy Ltd.	England
PlanOrg AG	Germany
Premida-Comércio, Gestao e Serviços, Lda	Portugal
PT A.T. Kearney	Indonesia
PT Danamon-EDS Technology Services	Indonesia
PT Indo-EDS Daya Selaras	Indonesia
PT Unigraphics Solutions Indonesia	Indonesia
Rol. 20, S.A.	Spain
Roma Servizi Informatici S.p.A.	Italy
S.D. International Limited	England
Sarsfield Systems Limited	Ireland
SCI Sogelyon	France
Scicon Arabia Limited	England
Scicon Limited	England

Name of Entity	Legal Jurisdiction

SD-Scicon Europe Limited	England
SDRC AG (Switzerland)	Switzerland
SDRC Australia Pty. Ltd.	Australia
SDRC Belgium SA/NV	Belgium
SDRC Brazil Ltda.	Brazil
SDRC España S.A.	Spain
SDRC France S.A.	France
SDRC India Pvt. Ltd.	India
SDRC Italia Srl	Italy
SDRC Japan K.K.	Japan
SDRC Korea Limited	Korea
SDRC Mexico S. de R.L. de C.V.	Mexico
SDRC Nederland BV	The Netherlands
SDRC Singapore Pte. Ltd.	Singapore
SDRC Svenska AB	Sweden
SDRC UK Limited	England
SDT Industrie-Leasing GmbH (SDT)	Germany
Servizi ICT S.r.l.	Italy
Sherpa Systems GmbH & Co. KG	Germany
SHL Subco 1 Inc.	Canada
SHL Subco 2 Inc.	Canada
SHL Subco 3 Inc.	Canada
SHL Subco 4 Inc.	Canada
SHL Subco 5 Inc.	Canada
SHL Systemhouse Belgium N.V.	Belgium
SHL Systemhouse De Mexico, S.A. DE C.V.	Mexico
SHL Systemhouse De Sur America, C.A.	Venezuela
SHL Systemhouse Europe Limited	England

Name of Entity	Legal Jurisdiction

SHL Systemhouse Ireland Limited	Ireland
SHL Systemhouse Nederland B.V.	The Netherlands
SHL Technology Solutions Limited	England
Sistemi Sanitari S.p.A.	Italy
SmartHealth Inc.	Canada
Solcorp Japan Co., Ltd.	Japan
Spartan Funding Company	England
Special Machine Services Limited	Ireland
STS Service Technical Solutions GmbH	Germany
Systematics Communications GmbH	Germany
Systematics GmbH	Germany
Systematics Integration Limited	England
Systematics INTEGRATONS Gesellschaft für EDV-Dienstleistungen mbH	Germany
Systematics N.V.	Belgium
Systematics N.V. (Netherlands)	The Netherlands
Systematics Network Services GmbH	Germany
Systematics Soft Solution S.A.	Switzerland
Systematics Technology Solutions GmbH	Germany
Systemhouse (Barbados) Inc.	Barbados
Systemhouse Internationale S.A.	Switzerland
Systems Designers Aviation Limited	England
Systems Designers Estates Limited	England
Systems Designers International Limited	Hong Kong
Systems Designers Limited	England
Systems Programming (Scotland) Limited	Scotland
Systems Programming Limited	England
Systems Programming Overseas Limited	England

Name of Entity	Legal Jurisdiction

The Lacek Group Pty Ltd.	Australia
Trusco Services, Inc.	USA
Unigraphics Solutions (Australia) Pty Ltd	Australia
Unigraphics Solutions (Austria) GmbH	Austria
Unigraphics Solutions (China) Co., Ltd.	China
Unigraphics Solutions (HK) Limited	Hong Kong
Unigraphics Solutions (Korea) Ltd.	Korea
Unigraphics Solutions (Malaysia) Sdn. Bhd.	Malaysia
Unigraphics Solutions (Thailand) Co., Ltd.	Thailand
Unigraphics Solutions Asia Pacific Incorporated, Taiwan Branch	Taiwan
Unigraphics Solutions Asia/Pacific Incorporated	USA
Unigraphics Solutions B.V.	The Netherlands
Unigraphics Solutions Canada Ltd.	Canada
Unigraphics Solutions Danmark A/S	Denmark
Unigraphics Solutions de Mexico, S.A. de C.V.	Mexico
Unigraphics Solutions do Brasil Ltda.	Brazil
Unigraphics Solutions Espana, S.A.	Spain
Unigraphics Solutions France SAS	France
Unigraphics Solutions GmbH	Germany
Unigraphics Solutions Inc.	USA
Unigraphics Solutions International Inc Sucursal Argentina	Argentina
Unigraphics Solutions International Inc.	USA
Unigraphics Solutions Japan, Ltd.	Japan
Unigraphics Solutions Limited	England
Unigraphics Solutions N.V.	Belgium
Unigraphics Solutions Norge AS	Norway
Unigraphics Solutions Pte. Limited	Singapore
Unigraphics Solutions S.p.A.	Italy

Name of Entity	Legal Jurisdiction

Unigraphics Solutions s.r.o.	Czech Republic
Unigraphics Solutions Sp.z.o.o	Poland
Unigraphics Solutions Sverige AB	Sweden
Universal Money Systems	England
Variation Systems Analysis Ltd.	England
Ward FSC, Ltd	Bermuda
web@active GmbH	Germany
Wendover Financial Services Corporation	USA
Wendover Funding, Inc.	USA
White House Consulting (Pty) Ltd.	South Africa
White House Midrange Services (Pty) Ltd.	South Africa
White House Technologies (Pty) Ltd.	South Africa
Wolsingvale Limited	England
Wynberg Executive Travel (Sunninghill) (Pty) Ltd	South Africa